ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Agreement”) is made as of January 8, 2019 (the “Effective Date”), by and between True Drinks Holdings, Inc. and True Drinks, Inc. (together, the “Assignors”) and Red Beard Holdings, LLC (the “Assignee”).

WHEREAS, the Assignors and Vincent C. Smith (“Smith”) issued a Secured Promissory Note in the principal amount of $4,644,906 (the “Note”), to Niagara Bottling, LLC (the “Holder”) on April 5, 2018, which Note is attached hereto as Exhibit A;

WHEREAS, the Note provides that Assignors may assign its obligations under the Note, provided that the Holder provides express written consent to such assignment; and

WHEREAS, the Assignors desire to transfer to the Assignee, and the Assignee desires to assume, all outstanding rights and obligations of Assignors due under the terms of the Note, including, without limitation, the outstanding principal balance and accrued interest currently due and payable under the Note (the “Assignment”), and the Holder has been notified of the intended Assignment and, by execution of this Agreement, desires to consent to the Assignment;

WHEREAS, Assignee attests that the Red Beard Holdings, LLC Balance Sheet attached hereto as Exhibit B is true and accurate, and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereby agree as follows:

1.

Assignment. The Assignors hereby irrevocably and unconditionally assign, transfer, and deliver to the Assignee the Note and all rights and obligations of Assignors thereunder.  The parties agree and acknowledge that nothing contained in this Agreement shall relieve or terminate the obligations of Smith under the terms of the Note, including, without limitation, as an obligor under the terms of the Note for the payment of all amounts due under the terms thereof, including principal and accrued interest due thereon.

2.

Assumption. The Assignee hereby accepts such transfer and Assignment of the Note, including all rights and obligations pertaining thereto.

3.

Consent. The Holder hereby consents to the Assignment of the Assignor’s obligations under the Note to Assignee, and to Assignee’s assumption of the rights and obligations under the Note.   The parties agree and acknowledge that as a result of this Agreement, Assignors shall be relieved of all obligations due under the terms of the Note, including, without limitation, as an obligor under the terms of the Note for the payment of all amounts due under the terms thereof, including principal and accrued interest due thereon.

4.

Governing Law. THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OR ANY OTHER PRINCIPLE THAT COULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

5.

Amendment. This Agreement may be amended only by written instrument duly signed by each of the parties to this Agreement.

6.

Further Assurances. Each party to this Agreement hereby agrees, without further consideration, to execute and deliver, or cause to be executed and delivered, such additional documents, instruments, conveyances and assurances and take such further action as may be reasonably necessary or conducive to the full performance of the terms and provisions of this Agreement.

7.

Counterparts. This Agreement may be executed in one or more counterparts and by facsimile signature, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Holder, Assignors, and the Assignee have duly executed this Agreement as of the date first set forth above.

ASSIGNORS:	TRUE DRINKS HOLDINGS, INC.

	By:	/s/ Robert Van Boerum
Name: Robert Van Boerum Title: Chief Executive Officer

TRUE DRINKS, INC.

By:	/s/ Robert Van Boerum
Name: Robert Van Boerum Title: Chief Executive Officer

ASSIGNEE:	RED BEARD HOLDINGS, LLC

	By:	/s/ Vincent C. Smith
Name: Vincent C. Smith
Title: Manager

HOLDER:	NIAGARA BOTTLING, LLC

	By:	/s/ Cassandra Hooks
Name: Cassandra Hooks
Title: Director of Legal

Exhibit A

Secured Promissory Note

Exhibit B

Red Beard Balance Sheet